Deferred Income Tax Asset (Detail) (USD $)	Jun. 30, 2013	Jun. 30, 2012
Deferred Tax Assets [Line Items]
Net operating loss carryforwards	$ 19,269,000	$ 17,738,000
Stock-based compensation	2,507,000	2,243,000
Other	44,000	(42,000)
Deferred Tax Assets, Gross, Total	21,820,000	19,939,000
Valuation allowance	(21,820,000)	(19,939,000)
Net deferred tax asset	$ 0	$ 0